STEELPATH MLP FUNDS TRUST

SteelPath MLP Select 40 Fund
Class A Shares (MLPFX)
Class C Shares (MLPEX)
Class I Shares (MLPTX)
Class Y Shares (MLPYX)

SteelPath MLP Alpha Fund
Class A Shares (MLPAX)
Class C Shares (MLPGX)
Class I Shares (MLPOX)

SteelPath MLP Income Fund
Class A Shares (MLPDX)
Class C Shares (MLPRX)
Class I Shares (MLPZX)

SteelPath MLP Alpha Plus Fund
Class A Shares (MLPLX)
Class C Shares (MLPMX)
Class I Shares (MLPNX)

SteelPath MLP and Infrastructure Debt Fund
Class A Shares (MLPUX)
Class C Shares (MLPVX)
Class I Shares (MLPWX)

Supplement dated December 3, 2012 to the Prospectus dated March 30, 2012

As you were previously informed, on July 16, 2012, SteelPath Fund Advisors LLC (“SFA”), the former investment adviser to the SteelPath MLP Funds Trust (“Trust”), and SteelPath Capital Management LLC (“SCM”), an affiliate of SFA, entered into an Asset Purchase Agreement (“APA”) to sell substantially all of their assets, including their investment advisory and asset management businesses, to OppenheimerFunds, Inc. (“OFI”), a Colorado corporation (“Transaction”).  The Transaction closed on December 3, 2012 (“Closing”).  Shortly after the Closing, OFI completed an internal restructuring that included transferring SFA and SCM’s assets from OFI to OFI SteelPath, Inc. (“OFI SteelPath”), a wholly-owned affiliate of OFI that is registered as an investment adviser with the Securities and Exchange Commission.

The Funds’ investment advisory agreements with SFA terminated upon Closing and a new investment advisory agreement between the Trust and OFI SteelPath took effect.  The new investment advisory agreement was approved by shareholders of the SteelPath MLP Select 40 Fund, SteelPath MLP Alpha Fund and SteelPath MLP Alpha Plus Fund on November 16, 2012, and by shareholders of SteelPath MLP Income Fund and SteelPath MLP and Infrastructure Debt Fund on November 30, 2012. Accordingly, (except as indicated below) all references to “SteelPath Fund Advisors, LLC” in the Prospectus are hereby deleted and replaced with “OFI SteelPath, Inc.”.

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Each Fund’s name is changed to include the “Oppenheimer” name effective as of the date of this supplement.  Accordingly, each Fund’s “Prior Fund Name” is hereby deleted and replaced with the corresponding “New Fund Name,” as set forth below:

Prior Fund Name	New Fund Name

SteelPath MLP Select 40 Fund	Oppenheimer SteelPath MLP Select 40 Fund

SteelPath MLP Alpha Fund	Oppenheimer SteelPath MLP Alpha Fund

SteelPath MLP Income Fund	Oppenheimer SteelPath MLP Income Fund

SteelPath MLP Alpha Plus Fund	Oppenheimer SteelPath MLP Alpha Plus Fund

SteelPath MLP and Infrastructure Debt Fund	Oppenheimer SteelPath MLP and Infrastructure Debt Fund

In addition, all references in the Prospectus to the “SteelPath Funds” are changed to the “Oppenheimer SteelPath Funds.”

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The following replaces the disclosure the heading “Portfolio Managers” on pages 9, 18 and 27 of the Prospectus:

Gabriel Hammond.  Senior Vice President of the Advisor and Vice President of the Trust since December 2012.  Mr. Hammond has been a portfolio manager of the Fund since its inception in 2010.

Stuart Cartner.  Vice President of the Advisor and the Trust since December 2012.  Mr. Cartner has been a portfolio manager of the Fund since its inception in 2010.

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The following replaces the disclosure under the heading “Portfolio Managers” on pages 36 and 44 of the Prospectus:

Gabriel Hammond.  Senior Vice President of the Advisor and Vice President of the Trust since December 2012.  Mr. Hammond has been a portfolio manager of the Fund since its inception in 2010.

Stuart Cartner.  Vice President of the Advisor and the Trust since December 2012.  Mr. Cartner has been a portfolio manager of the Fund since its inception in 2010.

Brian Watson.  Vice President of the Advisor and the Trust since December 2012.  Mr. Watson has been a portfolio manager of the Fund since its inception in 2011.

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The second paragraph under the “Management of the SteelPath Funds” section beginning on page 70 of the Prospectus is removed. The reference to “SFA” in the second sentence of the third paragraph on page 70 is changed to “SteelPath Fund Advisors LLC.” The SteelPath investment team and portfolio managers who currently manage the Funds continue to manage the Funds as employees of OFI SteelPath.  However, under the heading “The Advisor’s Investment Management Team, the references to the “Advisor” are deleted and replaced with “SteelPath Fund Advisors LLC” in the first sentence of the second, third and fourth paragraphs on page 71.

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Finally, in connection with the Closing, OppenheimerFunds Distributor, Inc. (“OFDI” or the “Distributor") replaced UMB Distribution Services, LLC, as the Funds’ principal underwriter, pursuant to a Distribution Agreement that was approved by the Board on August 24, 2012, together with new Distribution and Service Plans for the Funds’ Class A and Class C shares.  The new Distribution and Service Plans will not result in a change to the distribution and service fees for the Funds’ Class A and Class C shares. Accordingly, all references to “UMB Distribution Services, LLC” in the Prospectus are hereby deleted and replaced with “OppenheimerFunds Distributor, Inc.”

The sections titled, “Sales Charges and Fees,” “Distribution and Service Fees,” Shareholder Servicing Fees,” and “Revenue Sharing,” each on page 78, and the section titled “Investing Through Financial Intermediaries,” on page 79, each are deleted in their entirety and replaced with the following:

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plans for Class A Shares. Each Fund has adopted a Distribution and Service Plan for Class A shares that compensates the Distributor in connection with the distribution of shares and for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Each Fund makes these payments quarterly, or at such other period as deemed appropriate by the Distributor, calculated at an annual rate of 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.  Because the service fee is paid out of the Fund’s assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class C Shares. Each Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services.  Under the plans, a Fund pays the Distributor an asset-based sales charge for Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. Each Fund also pays a service fee under the plans at an annual rate of 0.25% of the aggregate daily net assets of Class C in administrative support. Altogether, these fees increase the Class C shares annual expenses by 1.00%, calculated on the daily net assets of the class. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class C shareholders. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS

The Advisor and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Advisor’s and/or the Distributor’s own resources and/or assets, including from the revenues or profits derived from the advisory fees the Advisor receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Advisor and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the

Distributor pays to these firms out of the sales charges paid by investors. Payments by the Advisor or Distributor from their own resources are not reflected in the tables in the “Fees and Expenses of the Fund” section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of the fund “supermarkets,” sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as “distribution-related” or “servicing” payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “revenue sharing.” Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor’s marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary’s sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Advisor or Distributor may reimburse expenses related to educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (“FINRA”)) designed to increase sales representatives’ awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Advisor does not consider a financial intermediary’s sales of shares of the Fund or other Oppenheimer funds when selecting brokers or dealer to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary’s sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary’s sales system, as well as the overall quality of the services provided by the intermediary and the Advisor or Distributor’s relationship with the intermediary. The Advisor and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Advisor or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Advisor or Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Advisor, the Distributor or the Transfer Agent to the financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Advisor or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus.  You should ask your financial intermediary for details about any such payments it receives from the Advisor or the Distributor and their affiliates, or any other fees or expenses it charges.

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Please retain this supplement for future reference.

STEELPATH MLP FUNDS TRUST

SteelPath MLP Select 40 Fund
Class A Shares (MLPFX)
Class C Shares (MLPEX)
Class I Shares (MLPTX)
Class Y Shares (MLPYX)

SteelPath MLP Alpha Fund
Class A Shares (MLPAX)
Class C Shares (MLPGX)
Class I Shares (MLPOX)

SteelPath MLP Income Fund
Class A Shares (MLPDX)
Class C Shares (MLPRX)
Class I Shares (MLPZX)

SteelPath MLP Alpha Plus Fund
Class A Shares (MLPLX)
Class C Shares (MLPMX)
Class I Shares (MLPNX)

SteelPath MLP and Infrastructure Debt Fund
Class A Shares (MLPUX)
Class C Shares (MLPVX)
Class I Shares (MLPWX)

Supplement dated December 3, 2012 to the
Statement of Additional Information dated March 30, 2012

I.           CHANGES TO THE FUNDS’ NAMES

Each of SteelPath MLP Select 40 Fund, SteelPath MLP Alpha Fund, SteelPath MLP Income Fund, SteelPath MLP Alpha Plus Fund and SteelPath MLP and Infrastructure Debt Fund (the “Funds”) changed their name to include the “Oppenheimer” name effective as of the date of this supplement.  Accordingly, each Fund’s “Prior Fund Name” is hereby deleted and replaced with the corresponding “New Fund Name,” as set forth below:

Prior Fund Name	New Fund Name

SteelPath MLP Select 40 Fund	Oppenheimer SteelPath MLP Select 40 Fund

SteelPath MLP Alpha Fund	Oppenheimer SteelPath MLP Alpha Fund

SteelPath MLP Income Fund	Oppenheimer SteelPath MLP Income Fund

SteelPath MLP Alpha Plus Fund	Oppenheimer SteelPath MLP Alpha Plus Fund

SteelPath MLP and Infrastructure Debt Fund	Oppenheimer SteelPath MLP and Infrastructure Debt Fund

In addition, all references in the Statement of Additional Information (“SAI”) to the “SteelPath Funds” are changed to the “Oppenheimer SteelPath Funds.”

II.	CHANGES TO THE FUNDS’ FUNDAMENTAL INVESTMENT POLICIES

The section titled “Investment Policies” beginning on page 29 of the SAI is deleted in its entirety, and replaced with the following:

The investment restrictions for each Fund as set forth below are fundamental policies that may not be changed with respect to a Fund without the approval of a majority of the Fund’s shareholders. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.  Each Fund’s investment objectives as described in the Prospectus and all other investment policies and practices described in the Prospectus and this SAI, unless identified as fundamental, are non-fundamental and may be changed by the Board without the approval of shareholders.

Each Fund has adopted the following fundamental policies:

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The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

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The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in the instruments of the group of industries that comprise the energy sector, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.  For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

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The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

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The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

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The Fund cannot issue “senior securities,” except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Nonfundamental Investment Restrictions

Each of Select 40 Fund, Alpha Fund and Income Fund adopted the following additional nonfundamental policies:

Select 40 Fund

●	under normal circumstances, the Fund invests at least 90% of its net assets in the equity securities of a minimum of forty MLPs

●	will not employ any leverage for investment purposes

●	will not engage in short sales

●	will not pledge any of its assets

●	will not invest more than 15% of its net assets in illiquid securities

Alpha Fund

●	under normal circumstances, the Fund invests at least 90% of its net assets in the equity securities of MLPs

●	will not invest more than 10% of its total assets in any single issuer (as permitted by applicable law)

●	will not employ any leverage for investment purposes

●	will not engage in short sales

●	will not pledge any of its assets

●	will not invest more than 15% of its net assets in illiquid securities

Income Fund

●	under normal circumstances, the Fund invests at least 90% of its net assets in the equity securities of MLPs

●	will not invest more than 10% of its total assets in any single issuer (as permitted by applicable law)

●	will not employ any leverage for investment purposes

●	will not engage in short sales

●	will not pledge any of its assets

●	will not invest more than 15% of its net assets in illiquid securities

Additional Information about the Fundamental Investment Restrictions of the Alpha Plus Fund and the Infrastructure Debt Fund

The information below is not part of the Funds’ fundamental investment restrictions. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Fund. Information is also provided regarding the Fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of the fundamental policy regarding borrowing, the Funds may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose. Additionally, the Funds may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of the fundamental policy regarding senior securities, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, options, futures and forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets or entering into an offsetting position in an amount equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of the fundamental policy regarding loans, the Funds may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of the fundamental policy regarding real estate, the Funds may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the Fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of the fundamental policy regarding underwriting, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

III.           CHANGES TO MANAGEMENT OF THE FUNDS

On November 16, 2012, shareholders of the Funds elected Edward L. Cameron, Jon S. Fossel, Sam Freedman, Richard F. Grabish, Beverly L. Hamilton, Victoria J. Herget, Robert J. Malone, F. William Marshall Jr., Karen L. Stuckey and James D. Vaughn, to serve as independent

Trustees on the Board of Trustees (“Board”) of The SteelPath MLP Funds Trust (“Trust”), and elected William F. Glavin Jr. to serve as an interested Trustee on the Board (collectively, the “Trustees”).  On December 3, 2012, Duke R. Ligon, Edward F. Kosnik, Davendra S. Saxena and Peter M. Lebovitz, resigned as independent trustees of the Board, and Gabriel Hammond, resigned as an interested trustee of the Board (“Prior Trustees”), and the Trustees assumed office as Trustees of the Trust.

The section titled, “Management of the Funds” beginning on page 34 of the SAI is deleted in its entirety, and replaced with the following:

MANAGEMENT OF THE FUNDS

Board of Trustees and Oversight Committees

The Trust is governed by a Board of Trustees, which is responsible for overseeing the Trust.  As of December 3, 2012, the Board is comprised of eleven new members who were recently elected by shareholders of the Trust.  The Board is led by Sam Freedman, an independent trustee, who is not an “interested person” of the Fund, as that term is defined in the 1940 Act. The Board meets periodically throughout the year to oversee the Trust's activities, including to review its performance, oversee potential conflicts that could affect the Trust, and review the actions of the Advisor. With respect to its oversight of risk, the Board, through its committees, relies on reports and information received from various parties, including the Advisor, internal auditors, the Trust’s Chief Compliance Officer, the Trust’s independent auditors and Trust counsel. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified or mitigated.

The Board has an Audit Committee, a Review Committee and a Governance Committee. Each Committee is comprised solely of Independent Trustees. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the committees in a manner that enhances the Board’s oversight.

As noted above, during the Trust’s fiscal year ended November 30, 2012, the individual Committee members did not oversee the Trust, and therefore did not conduct any meetings with respect to the Trust.

During the Trust’s fiscal year ended November 30, 2012, the Audit Committee, as previously constituted with the Prior Trustee members, met twice.

The members of the Audit Committee are F. William Marshall, Jr. (Chairman), Edward L. Cameron Robert J. Malone, James D. Vaughn and Karen Stuckey. The Audit Committee’s selects the Trust's independent registered public accounting firm (also referred to as the “independent Auditors”). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Trust independent Auditors regarding the Trust internal accounting procedures and controls; (iii) reviewing reports from the Advisor's Internal Audit Department; (iv) reviewing certain reports from and meet periodically with the Trust's Chief Compliance Officer; (v) maintaining a separate line of communication between the Trust independent Auditors and the Independent Directors/Trustees; (vi) reviewing the independence of the Trust independent Auditors; and (vii) approving in advance the provision of any audit or non-audit services by the Trust independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Trust, the Advisor and certain affiliates of the Advisor. The Audit Committee also reviews reports concerning the valuation on certain investments.  The Audit Committee, as currently constituted, did not did serve the Trust during the fiscal year ended November 30, 2012.

The members of the Review Committee are Sam Freedman (Chairman), Jon S. Fossel, Richard F. Grabish, Beverly L. Hamilton and Victoria J. Herget. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reviews the Funds’ performance and expenses as well as oversees several of the Trust's principal service providers and certain policies and procedures of the Trust. The Review Committee did not serve the Trust during the fiscal year ended November 30, 2012.

The members of the Governance Committee are Robert J. Malone (Chairman), Edward L. Cameron, Richard F. Grabish, Beverly L. Hamilton, F. William Marshall, Jr., Karen L. Stuckey and James D. Vaughn. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees Trust governance and the nomination of Trustees, including Independent Trustees. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance Committee in care of the Trust. The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board's diversity. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Trustee it will recommend to the Board and the shareholders and it may identify candidates other than those submitted by shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Advisor or its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required. The Governance Committee did not serve the Trust during the fiscal year ended November 30, 2012.

Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Trust at the address on the front cover of this SAI.

Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee of the Trust.

Each Independent Trustee has served on the Board for the time period listed below, during the course of which he or she has become familiar with other Oppenheimer funds’ financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Each Trustee’s outside professional experience is outlined in the table of Biographical Information, below.

Trustees and Officers of the Trust

Except for Mr. Glavin, each of the Trustees is an Independent Trustee and is also a trustee or director of the following Oppenheimer funds (referred to as “Denver Board Funds”):

Oppenheimer Capital Income Fund	Oppenheimer Limited-Term Government Fund

Oppenheimer Cash Reserves	Oppenheimer Main Street Funds

Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Main Street Select Fund

Oppenheimer Corporate Bond Fund	Oppenheimer Main Street Small- & Mid-Cap Fund

Oppenheimer Currency Opportunities Fund	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Emerging Markets Debt Fund	Oppenheimer Master Inflation Protected Securities Fund, LLC

Oppenheimer Equity Fund	Oppenheimer Master Loan Fund, LLC

Oppenheimer Global Strategic Income Fund	Oppenheimer Senior Floating Rate Fund

Oppenheimer High Yield Opportunities Fund	Oppenheimer Short Duration Fund

Oppenheimer Integrity Funds	Oppenheimer Variable Account Funds

Oppenheimer International Bond Fund	Panorama Series Fund

Messrs. Edwards, Gabinet, Glavin, Kennedy, Legg, O’Donnell, Petersen, and Wixted and Mss. Bullington, Bloomberg, Kantesaria, LaFond and Nasta, who are officers of the Trust, hold the same positions with the other Denver Board Funds.

As of December 3, 2012, the Trustees and officers of the Trust, as a group, owned less than 1% of any class of shares of the Funds beneficially or of record.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Advisor, other than the shares beneficially owned under that plan by the officers of the Trust. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Advisor or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Trust, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Independent Trustee has served the Trust in the following capacities from the following dates:	Position(s)	Length of Service

Sam Freedman	Board Chairman, Trustee	Since 2012

Edward L. Cameron	Trustee	Since 2012

Jon S. Fossel	Trustee	Since 2012

Richard F. Grabish	Trustee	Since 2012

Beverly L. Hamilton	Trustee	Since 2012

Victoria J. Herget	Trustee	Since 2012

Robert J. Malone	Trustee	Since 2012

F. William Marshall, Jr.	Trustee	Since 2012

Karen L. Stuckey	Trustee	Since 2012

James D. Vaughn	Trustee	Since 2012

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex

Sam Freedman (72), Chairman of the Board of Trustees	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with Oppenheimer Funds, Inc. ("OFI") and with subsidiary or affiliated companies of OFI (until October 1994). Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the other Oppenheimer funds’ financial, accounting, regulatory and investments matters and has contributed to the Boards' deliberations.	37

Edward L. Cameron (74), Trustee	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Trust's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.	37

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex

Jon S. Fossel (70), Trustee
Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OFI; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of OFI), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the other Oppenheimer funds financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.
37

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex

Richard F. Grabish (64), Trustee
Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the other Oppenheimer funds' financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.
37

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex

Beverly L. Hamilton (66), Trustee
Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the other Oppenheimer funds' financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.
		37

Victoria J. Herget (60), Trustee	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance	37

company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the other Oppenheimer funds' financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex

Robert J. Malone (68), Trustee
Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Director of Colorado UpLIFT (charitable organization) (1986-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Board since 2002, during which time he has become familiar with the other Oppenheimer funds' financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.
37

F. William Marshall, Jr. (70), Trustee
Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008);
45*

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex

	Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the other Oppenheimer funds' financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

Karen L. Stuckey (58), Trustee	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the other Oppenheimer funds' financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.	37

James D. Vaughn (66), Trustee	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts,	37

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex

Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the other Oppenheimer funds' financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

*
Includes four open-end investment companies: MassMutual Select Funds, MML Series Investment Fund, MassMutual Premier Funds and MML Series Investment Fund II. In accordance with the instructions for SEC Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the “Fund Complex.” OFI does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds’ “Fund Complex” as that term may be otherwise interpreted.

Mr. Glavin has served as an Interested Trustee of the Trust since December 2012. Mr. Glavin is an “Interested Trustee” because he is affiliated with the Advisor by virtue of his positions as an officer and director of the Advisor, and as a shareholder of its parent company. Both as a Trustee and as an officer, he serves for an indefinite term or until his resignation, retirement, death or removal.  Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Trustee and Officer
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex

William F. Glavin, Jr. (54), Trustee, President and Principal Executive Officer	Chairman of OFI (since December 2009); Chief Executive Officer and Director of OFI (since January 2009); President of OFI (since May 2009); Director of Oppenheimer Acquisition Corp. ("OAC") (OFI's parent holding company) (since June 2009); Executive Vice President (March 2006 -	89

Interested Trustee and Officer
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex

February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 - September 2006) of C.M. Benefit Insurance Company; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of C.M. Life Insurance Company; President (March 2006 - May 2007) of MassMutual Assignment Company; Director (January 2005 - December 2006), Deputy Chairman (March 2005 - December 2006) and President (February 2005 - March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 - January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 - December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the other Oppenheimer funds' financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.
89

The addresses of the Officers in the chart below are as follows: for Messrs. Edwards, Gabinet, Glavin, and Mss. Bloomberg, Kantesaria and Nasta, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008, for Messrs. Legg, O’Donnell, Kennedy, Petersen, and Wixted and Mss. Bullington and LaFond, 6803 S. Tucson Way, Centennial, CO 80112-3924, Messrs. Hammond, Cartner, Watson and McCain, 2100 McKinney Avenue, Suite 1401, Dallas, TX 75201.  Each Officer serves for an indefinite term or until his or her earlier resignation, retirement, death or removal.

Each of the Officers has served the Trust in the following capacities from the following dates:	Position(s)	Length of Service

William F. Glavin, Jr.	President and Principal Executive Officer	Since 2012

Gabriel Hammond	Vice President	Since 2010

Christina M. Nasta	Vice President and Chief Business Officer	Since 2012

Brian W. Wixted	Treasurer and Principal Financial and Accounting Officer	Since 2012

Stuart Cartner	Vice President	Since 2010

Brian Watson	Vice President	Since 2012

Brian S. Petersen	Assistant Treasurer	Since 2012

Matthew O'Donnell	Assistant Treasurer	Since 2012

Each of the Officers has served the Trust in the following capacities from the following dates:	Position(s)	Length of Service

Stephanie J. Bullington	Assistant Treasurer	Since 2012

James A. Kennedy	Assistant Treasurer	Since 2012

Arthur S. Gabinet	Secretary and Chief Legal Officer	Since 2012

Lisa I. Bloomberg	Assistant Secretary	Since 2012

Randy G. Legg	Assistant Secretary	Since 2012

Taylor V. Edwards	Assistant Secretary	Since 2012

Amee Kantesaria	Assistant Secretary	Since 2012

James McCain	Vice President (since 2012) and Chief Compliance Officer	Since 2010

Gloria J. LaFond	Blue Sky Officer	Since 2012

Other Information About the Officers of the Trust
Name, Age, Position(s)	Principal Occupation(s) During Last 5 Years	Portfolios Overseen in Fund Complex
Gabriel Hammond (33), Vice President	Senior Vice President of the Advisor since December 2012; Founder, Member and Portfolio Manager, SteelPath Fund Advisors LLC 2004 − 2012; Founder, Member and Portfolio Manager, SteelPath Capital Management LLC 2004 - 2012; Goldman, Sachs & Co., Energy Research Division, 2001 − 2004	5

Stuart Cartner (52), Vice President	Vice President of the Advisor since December 2012; Member and Portfolio Manager, 2009 − 2012, SteelPath Fund Advisors LLC; Member and Portfolio Manager, 2007 − 2012 SteelPath Capital Managerment LLC; Goldman Sachs, Vice President, 1988 − 2007	5

Brian Watson (39), Vice President	Vice President of the Advisor since December 2012; Member and Portfolio Manager, SteelPath Fund Advisors LLC 2009 – 2012; Portfolio Manager, Swank Capital LLC, a Dallas, Texas-based investment firm, 2005 – 2009.	5

Other Information About the Officers of the Trust
Name, Age, Position(s)	Principal Occupation(s) During Last 5 Years	Portfolios Overseen in Fund Complex

James McCain (61), Vice President and Chief Compliance Officer	Vice President of the Advisor since December 2012; SteelPath Capital Management LLC, Chief Compliance Officer; SteelPath Fund Advisors, LLC, Chief Compliance Officer; Brazos Capital Management, Chief Compliance Officer; PineBridge Mutual Funds, Chief Compliance Officer, Secretary and Anti-Money Laundering Officer (2007 − 2012); G.W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Henssler Funds, Chief Compliance Officer (2004 − 2007)	5

Christina M. Nasta (39), Vice President and Chief Business Officer	Senior Vice President of OFI (since July 2010); Vice President of OFI (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003).	84

Brian W. Wixted (53), Treasurer and Principal Financial & Accounting Officer
Senior Vice President of OFI (since March 1999); Treasurer of OFI and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by OFI) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of OFI) (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008).
		84

Brian S. Petersen (42), Assistant Treasurer	Vice President of OFI (since February 2007); Assistant Vice President of OFI (August 2002-February 2007); Manager/Financial Product Accounting of OFI (November 1998-July 2002).	84

Other Information About the Officers of the Trust
Name, Age, Position(s)	Principal Occupation(s) During Last 5 Years	Portfolios Overseen in Fund Complex

Stephanie J. Bullington (35), Assistant Treasurer	Vice President of OFI (since January 2010); Assistant Vice President of OFI (October 2005-January 2010); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).	84

James A. Kennedy (53) Assistant Treasurer	Senior Vice President of OFI (since September 2006).	84

Mathew O’Donnell (44) Assistant Treasurer	Vice President of OFI (since January 2008); Accounting Policy Director of OFI (May 2007-March 2012); Assistant Vice President of OFI (January 2004-December 2007).	84

Arthur S. Gabinet (54), Secretary and Chief Legal Officer
Executive Vice President (since May 2010) and General Counsel (since January 2011) of OFI; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of OFI (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).
		84

Other Information About the Officers of the Trust
Name, Age, Position(s)	Principal Occupation(s) During Last 5 Years	Portfolios Overseen in Fund Complex

Lisa I. Bloomberg (44), Assistant Secretary	Senior Vice President (since February 2010) and Deputy General Counsel (since May 2008) of OFI; Vice President (May 2004-January 2010) and Associate Counsel of OFI (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	84

Taylor V. Edwards (45), Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of OFI; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of OFI; Associate at Dechert LLP (September 2000-December 2005).	84

Randy G. Legg (47), Assistant Secretary	Vice President (since June 2005) and Senior Counsel (since March 2011) of OFI; Associate Counsel (January 2007-March 2011) of OFI.	84

Amee Kantesaria (32), Assistant Secretary	Vice President (since May 2009) and Assistant Counsel (since December 2006) of OFI; Assistant Vice President (December 2006-May 2009) of OFI; Assistant Secretary (since January 2011) of OFI and Oppenheimer Acquisition Corp.	84

Gloria J. LaFond (67), Blue Sky Officer	Assistant Vice President (since January 2006) of OFI.	84

Trustees Share Ownership. The chart below shows information about each Trustee’s beneficial share ownership in the Trust and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”).

As of December 31, 2011
	Dollar Range of Shares Beneficially Owned in the Trust	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds

Independent Trustees

Edward L. Cameron	None	Over $100,000

Jon S. Fossel	None	Over $100,000

Sam Freedman	None	Over $100,000

Richard F. Grabish	None	Over $100,000

Beverly L. Hamilton	None	Over $100,000

Victoria J. Herget*	None	None

Robert J. Malone	None	Over $100,000

F. William Marshall, Jr.	None	Over $100,000

Karen L. Stuckey*	None	None

James D. Vaughn*	None	None

Interested Trustee

William F. Glavin, Jr.	None	Over $100,000

* Ms. Herget and Mr. Vaughn became Board Members of the other Oppenheimer funds effective  March 1, 2012 and Ms. Stuckey became a Board Member of the other Oppenheimer funds effective April 1, 2012.

Remuneration of the Officers and Trustees. The officers and the Interested Trustee of the Trust, who are affiliated with the Advisor, receive no salary or fee from the Trust. The Independent Trustees’ total compensation from the Trust and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Trust and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2011.

Name and Other Trust Position(s) (as applicable)	Aggregate Compensation From the Trust (1) Fiscal year ended November 30, 2012	Total Compensation From the Fund and Fund Complex(2) Year ended December 31, 2011

Sam Freedman Chairman of the Board and Review Committee Member	N/A	$225,400

Edward L. Cameron Audit Committee Member and Governance Committee Member	N/A	$197,500

Jon S. Fossel Review Committee Member	N/A	$198,938

Richard Grabish(3) Review Committee Member and Governance Committee Member	N/A	$37,616

Beverly Hamilton Review Committee Member and Governance Committee Member	N/A	$183,750

Victoria J. Herget(4) Review Committee Member and Governance Committee Member	N/A	N/A

Robert J. Malone Governance Committee Chairman and Audit Committee Member	N/A	$226,900

F. William Marshall, Jr. Audit Committee Chairman and Governance Committee Member	N/A	$323,920(5)

Karen L. Stuckey(4) Audit Committee Member and Governance Committee Member	N/A	N/A

Name and Other Trust Position(s) (as applicable)	Aggregate Compensation From the Trust (1) Fiscal year ended November 30, 2012	Total Compensation From the Fund and Fund Complex(2) Year ended December 31, 2011

James D. Vaughn(4) Audit Committee Member and Governance Committee Member	N/A	N/A

Edward F. Kosnik(6) Audit Committee Member and Qualified Legal Compliance Committee Member	$82,000	$32,250(7)

Duke R. Ligon(6) Audit Committee Member and Qualified Legal Compliance Committee Member	$92,000	$39,250(7)

Davendra S. Saxena, (6) Audit Committee Member and Qualified Legal Compliance Committee Member	$87,000	$36,000(7)

Peter M. Lebovitz (6) Audit Committee Member and Qualified Legal Compliance Committee Member	$82,000	$30,000(7)

Gabriel Hammond (6)	None	None(7)

1.	“Aggregate Compensation from the Trust” includes fees and deferred compensation, if any.

2.
In accordance with SEC regulations, for purposes of this section only, “Fund Complex” includes the Oppenheimer funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is an affiliate of the Funds' Advisor.  OFI also serves as the Sub-Adviser to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. OFI does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds’ “Fund Complex” as that term may be otherwise interpreted.

3.
Prior to March 1, 2012, Mr. Grabish served as a Board Member of only certain Oppenheimer Funds. Effective March 1, 2012 he became a Board Member of all other Oppenheimer Funds. He received compensation from the Fund Complex because he was a Board Member of only certain funds in the Fund Complex as of December 31, 2011.

4.
Ms. Herget and Mr. Vaughn became Board Members of the other Oppenheimer funds on March 1, 2012, and Ms. Stuckey became a Board Member of the other Oppenheimer funds on April 1, 2012, therefore they did not receive any compensation in 2011.

5.	Includes $121,627 in compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

6.	Messrs. Kosnik, Ligon, Saxena, Lebovitz and Hammond resigned from their positions on the Board on December 3, 2012.

7.
Messrs. Kosnik, Ligon, Saxena, Lebovitz and Hammond did not receive compensation from the Oppenheimer Trust Complex during the fiscal year ended November 30, 2012. Compensation referenced in the table was received solely from the SteelPath MLP Funds Trust.

Compensation Deferral Plan For Trustees. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust.  Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustees. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

Deferral of Trustees’ fees under the plan will not materially affect a Fund’s assets, liabilities or net income per share. The plan will not obligate a Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a Fund may invest in the funds selected by the Trustees under the plan without shareholder approval for the limited purpose of determining the value of the Trustees’ deferred compensation account.

IV.           CHANGES TO THE FUNDS’ ADVISOR

All references to SteelPath Fund Advisors, LLC in the SAI are hereby deleted and replaced with “OFI SteelPath, Inc.”

The second paragraph of the section titled, “Investment Advisory Agreement” beginning on page 43 of the SAI is deleted and replaced with the following:

The Advisor is a Delaware limited liability company with offices at 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201. The Advisor is a successor to SteelPath Fund Advisors, LLC and SteelPath Capital Management, LLC (“SCM”), which were established in 2004.  The Advisor is a wholly-owned subsidiary of OFI, and also advises individuals, financial institutions, private equity funds and other pooled investment vehicles. The majority of the Advisor’s employees are investment management personnel. Subject to the supervision and direction of the Board, the Advisor manages the overall investment operations of the Funds, including making investment decisions and placing orders to purchase and sell securities on behalf of the Funds in accordance with the Funds’ stated investment objectives and policies.

Pending Litigation. Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, the parent company of the Advisor, the Distributor and certain other Oppenheimer mutual funds (but not including the Funds) advised by OFI and distributed by the Distributor (the "Defendant Funds"). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund's investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses. The Defendant Funds' Boards of Trustees have also engaged counsel to represent the Defendant Funds and the present and former Independent Trustees named in those suits.

On June 6, 2012, the SEC entered a settled order instituting administrative cease-and-desist proceedings against OFI and the Distributor, resolving an investigation by the SEC Staff into the 2008 performance of Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. In entering into the settlement, OFI and the Distributor neither admitted nor denied the allegations set forth in the Order. As set forth in the Order, the SEC found that the disclosure documents for Oppenheimer Champion Income Fund did not adequately disclose certain of that fund's investment practices and that OFI made misleading statements about the ability of Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund to recoup losses incurred as a result of unprecedented volatility in the credit markets. On the basis of those findings, OFI and the Distributor were censured and ordered to cease and desist from violations of applicable laws and regulations. OFI was also ordered to pay disgorgement, prejudgment interest and a civil money penalty.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the "Ponzi" scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC ("BLMIS"). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court's order approving the settlement. The aforementioned settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited ("AAArdvark IV"), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited ("AAArdvark I"), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited ("AAArdvark XS"), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of the Distributor to perform its duties to the Funds, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

V.           CHANGES TO THE FUNDS’ DISTRIBUTOR

All references to UMB Distribution Services, LLC in the SAI are hereby deleted and replaced with “OppenheimerFunds Distributor, LLC”.

The section titled, “Distributor” beginning on page 47 of the SAI is deleted and replaced with the following, with the exception of the last paragraph and table of that section ending on page 48:

The Distributor.  Under its General Distributor’s Agreement with the Funds, the Distributor acts as the Funds’ principal underwriter in the continuous public offering of each Fund’s shares.  The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.  The Distributor is not obligated to sell a specific number of shares. The principal business address of the Distributor is Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008.

Distribution and Service (12b-1) Plans. The Funds have adopted a Distribution and Service Plan for Class A shares and Distribution and Service Plans for Class C shares under Rule 12b-1 of the 1940 Act. Under those plans a Fund compensates the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees are not “interested persons” of the Funds and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the 1940 Act.

Under the plans, the Advisor and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Advisor derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund’s shares.  These payments, some of which may be referred to as “revenue sharing,” may relate to the Fund’s inclusion on a financial intermediary’s preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Funds’ Board and its Independent Trustees vote annually to approve its continuance at an in person meeting called for that purpose.  A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees must approve all material amendments to a plan.  An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class.

At least quarterly while the plans are in effect, the Treasurer of the Funds will provide the Board with separate written reports on the plans for its review.  The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made.  Those reports are subject to the review and approval of the Independent Trustees.

While each plan is in effect, the Independent Trustees of the Funds will select and nominate any other Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees from time to time.

The Plans are new, and therefore there were no payments made under the adopted Plans during the fiscal year ended November 30, 2012.

Class A Distribution and Service Plans.  Under the Class A distribution and service plan, the Distributor currently uses the fees it receives from a Fund to pay brokers, dealers and other financial institutions (referred to as “recipients”) for personal and account maintenance services they provide for their customers who hold Class A shares.  Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund’s investment plans available and providing other services at the request of the Fund or the Distributor.  The Class A service plan permits the Fund to compensate the Distributor at an annual rate of up to 0.25% of the Class A average net assets.  The Distributor makes payments to recipients periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or its customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record.

Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.  The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

Class C Distribution and Service Plans.  Under the Class C Distribution and Service Plans (each a “Plan” and together the “Plans”), the Fund pays the asset-based sales charge (the “distribution fee”) to the Distributor for its services in distributing Class C shares.  The distribution fee allows investors to buy Class C shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares.  The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A Distribution and Service Plan, described above.

Payments under the Plans are made in recognition that the Distributor:

●	pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession,

●	pays the service fees in advance or periodically, as described below,

●
may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate,

●	employs personnel to support distribution of Class C shares,

●	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses,

●	may not be able to adequately compensate dealers that sell Class C shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans,

●	receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees,

●	may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares,

●
may experience increased difficulty selling the Fund’s shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and

●	may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class C shares are purchased are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance.  If a recipient has a special agreement with the Distributor, the Distributor may pay the Class C service fees to recipients periodically in lieu of paying the first year fee in advance.  If Class C shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor.  Shares purchased by exchange do not qualify for the advance service fee payment.

Class C shares may not be purchased by a new investor from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor’s agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class C shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor’s actual expenses in selling Class C shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC’s collected on redeemed shares. Those excess expenses are carried over on the Distributor’s books and may be recouped from distribution fees paid by the Fund in future years. If a Plan were to be terminated by the Fund, the Fund’s Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day.  The distribution and service fees increase the annual Class C expenses by 1.00%.

All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

Payments to Financial Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from a Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary’s clients, also as described in this SAI. In addition, the Advisor and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries’ offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of a Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Advisor or the Distributor. The payments to financial intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, all or portions of the following:

Payments made by a Fund, or by an investor buying or selling shares of the Fund, including:

●	an initial front-end sales charge, all of a portion of which is payable by the Distributor to financial intermediates (see the “The Funds’ Share Classes” section in the Prospectus);

●	ongoing asset-based distribution and/or service fees (described in the section “Distribution and Service Arrangements – Distribution and Service (12b-1) Plans” above);

●
shareholder servicing expenses that are paid from Fund assets to reimburse the Advisor or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and administrative services fees).

In addition, the Advisor or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Advisor derives from investment advisory fees paid by the Fund.  Payments are made based on the guidelines established by the Advisor and Distributor, subject to applicable law. These payments are often referred to as “revenue sharing” payments, and may include:

●
compensation for marketing support, support provided in offering shares in a Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;

●	other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although a broker or dealer that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by a Fund or other Oppenheimer funds, the Advisor does not consider a financial intermediary’s sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

●	transactional support, one-time charges for setting up access for a Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary’s networking fees;

●
program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets”, bank or trust company products or insurance companies’ variable annuity or variable life insurance products;

●
placement on the dealer’s list of offered funds and providing representatives of the Distributor with access to a financial intermediary’s sales meetings, sales representatives and management representatives; or

●	firm support, such as business planning assistance, advertising, or educating a financial intermediary’s sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Funds or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Funds or other Oppenheimer funds.  In addition, some types of payments may provide a financial intermediary with an incentive to recommend a Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Funds’ Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from your Fund(s), the Advisor or the Distributor and any services it provides, as well as the fees and commissions it charges.

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Please retain this supplement for future reference.